Q3 2021 Business Update NOV 9, 2021

DISCLAIMER 2 This presentation contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this presentation represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law. Q3 2021 Business Update

155 9 Q3 2021. BUSINESS UPDATE SUMMARY. STRONG GROWTH OF CORE BUSINESS $754M 17 1 $44M NEW programs under contract NEW programs started MOLECULE entered clinical testing cumulative programs under contract in accounts & accrued receivable in cash, cash equivalents & marketable securities

OUR VISION. DOZENS OF IND FILINGS IN HALF THE TIME 100+ DISCOVERY PROGRAMS annually Tech Stack Preclinical Antibody Discovery Expansion into GMP / CMC Manufacturing Phase 1, 2, 3, Approval

155 Programs under contract royalties & milestones option to Invest equity / equity-like 5 131 with downstream participation neurodegeneration pain allergic inflammation ophthalmology infectious disease women’s health cardiovascular autoimmune diseases INDICATIONS INCLUDE DEAL STRUCTURES oncology Q3 2021 Business Update

UNLOCKING INNOVATION Next-Gen Modalities IgGs, IgMs, IgAs bispecific antibodies single domain CAR-T Cell therapies radioisotope conjugates CNS-delivered antibodies FOR DRUG DEVELOPERS OF ALL SIZES 6 Q3 2021 Business Update

6 targets multi-year 2 new partnerships that open new markets & pioneer new modalities oncology + multiple indications 10 targets multi-year 7 multiple indications Q3 2021 Business Update

Expand capabilities against difficult-to-drug targets with Acquisition of tetragenetics GPCR and ion channel proteins are high value, difficult-to-drug targets. Integrating TetraGenetics into our tech stack provides an optimized source of proteins for our antibody discovery efforts and solves a key challenge in pursuing these highly sought-after, but difficult-to-drug targets. 8 Q3 2021 Business Update

Creating value with bispecifics OrthoMab™ bispecific engineering platform, coupled with our discovery engine, provides partners with a rapid and complete solution for generating tailored, stable, and developable bispecific antibodies. 9 Q3 2021 Business Update

Empower next-gen anti-CD3 antibodies for oncology Large and growing market opportunity in the use of bispecifics specifically for T cell redirection in oncology through CD3 receptor engagement on T cells. 10 CD3+ T Cell Target Cell Q3 2021 Business Update

CONGRATULATIONS TO INVETX FOR ADVANCING IVX-01 into clinical testing IVX-01 is an antibody treatment for an undisclosed chronic indication in dogs. 11 Q3 2021 Business Update

Expand capabilities. build capacity. extend commercial reach. 12 Q3 2021 Business Update

Q3 2021 Financials update

Partnership business on track for strongest year on all key metrics. 14 FINANCIALS Note: Showing year-end figures except for most recent quarter. Historical results are not necessarily indicative of future results. Discovery Partners Programs Under Contract Program Starts # of Cumulative # of Cumulative # of 0 20 10 35 15 5 30 25 2016 27 2020 2015 2017 2018 2019 Q3 2021 35 0 160 100 20 40 60 120 140 80 Q3 2021 103 2015 2018 2016 2017 2019 2020 155 70 0 10 50 20 40 60 30 2019 69 52 2015 2016 2018 Q3 2021 2017 2020 Q3 2021 Business Update

Five molecules in the clinic, over a dozen in preclinical development. 15 FINANCIALS Q3 2021 Business Update

$5.5M revenue reflects robust discovery partnership activity. 16 FINANCIALS Revenue USD Q3 2021 $5.1M Q3 2020 $5.5M $0.2M $4.4M $9.4M $0.2M $5.0M Q3 2021 Business Update

Operating expenses continue to reflect strengthening of the platform. 17 FINANCIALS RESEARCH & DEVELOPMENT SALES & MARKETING GENERAL & ADMIN $7.5M Q3 2021 Q3 2020 $17.5M +$10.0M Operating Expenses USD $0.6M Q3 2020 Q3 2021 $1.2M +$0.6M Q3 2020 Q3 2021 $3.0M $11.3M +$8.3M Q3 2021 Business Update

NET EARNINGS (LOSS) 18 FINANCIALS Net loss of $21.4M: Equivalent to ($0.08) per share (basic & diluted). EARNINGS (LOSS) PER SHARE: BASIC & DILUTED Earnings / Loss USD -$21.4M $1.9M $93.5M 2021 2020 $0.34 DILUTED -$2.7M -$0.08 -$0.02 $0.01 $0.29 Q3 First 9 Months Q3 First 9 Months 2021 2020 2021 2020 2021 2020 Q3 2021 Business Update BASIC

Total short-term liquidity nearly $800 million. 19 FINANCIALS Cash Flows USD ($0.9M) $261.3M $49.0M PP&E ($5.7M) ($95.3M) $594.1M $753.5M Additionally, $44M AR + accrued AR balance at quarter end 1. excluding marketable securities Q3 2021 Business Update

20 Thank You Q3 2021 Business Update